Exhibit 10.2

Masters Drug Company, Inc. and its Affiliated Companies (collectively referred to as “Masters”)

TERMS AND CONDITIONS

(Please print in block letters)

 CD03-P V.07-18

Legal Company Name: Integra Pharma Solutions, LLC Address: 2420 Brunello Trace	Customer DBA Name: City: Lutz State: FL Zip: 33558

CUSTOMER SET UP & AUTHORIZATION FOR AUTOMATED CLEARING HOUSE (“ACH”) CREDITS AND DEBITS (electronic payment)

Bank Name: Truist

Bank Address:_PO Box 305183

City: Nashville                            State: TN       Zip: 37230

Statement-delivery preference: Check ONE: ☒ Email ☐ Fax

Authorized Contact Name: Christy Justi

Email: XXXXXXXXXXXXXXXX

Bank Transit ABA#: XXXXXXXXXXXXXXXX Bank Account #: XXXXXXXXXXXXXXXX Bank Phone Number: 727-373-0367 Phone: 727-202-4217 Fax: 877-258-1367 Alternate Contact Name/Phone: XXXXXXXXXXXXXXXX

**************** IMPORTANT: Please attach a copy of a voided check ***************

Customer authorizes Masters Drug Company, Inc., a Delaware Corporation, for itself and as collection agent for any of its affiliates (collectively “Masters”), to initiate ACH credit and debit entries to/from Customer’s business account indicated above for amounts owed on invoices or statements that are provided to Customer and Customer hereby authorizes the financial institution named above (the “Institution”), to accept the ACH credit and debit entries. Authority to initiate ACH credit and debit entries shall remain in full force and effect until Masters’ Credit Department has received written notice from Customer 30 days in advance of its termination of such authorization. Customer understands that Customer has the legal right to stop payment of an ACH credit or debit entry by notification to Institution; provided, prior to such action, Customer shall give Masters 30 days written notice to permit Masters to take any necessary actions to avoid disruptions in payments from

Customer. Customer agrees to follow NACHA rules applicable to ACH transactions.   Customer agrees to pay for all purchases, services, fees and other charges incurred by Customer, any employee or other agent (whether acting under authority of the Customer or otherwise) on any account of Customer, including service charges on past due amounts at the highest rate permitted by law (including purchases shipped and/or billed or services provided to a third-party agent on behalf of Customer). Customer agrees to pay all reasonable attorney fees and expenses or costs incurred by Masters in enforcing its rights to collect amounts due from Customer. Without limiting Masters’ other legal rights, Masters may exercise a right of set-off against amounts due Customer from Masters. Masters reserves the right, in its sole discretion, to change a payment term (including imposing cash payment upon delivery), to limit total credit and/or to suspend or discontinue the shipment of any orders or the providing of any service, software, support or implementations to Customer if Masters concludes that (I) there has been a material change in the Customer’s financial condition or payment performance or (II) Customer has ceased or is likely to cease to meet Masters’ credit requirements.

/s/ Suren Ajjarapu		CEO	3/1/22
AUTHORIZED SIGNATURE	Print Name	Title	Date

(By signing, I represent that I have sufficient authority to execute this application on behalf of the applicant and bind the applicant to the terms hereof)

Security Interest: In order to secure timely and full payment and performance of all present and future obligations of Customer to Masters Drug Company, Inc. and any of its affiliates (collectively referred to as “Masters”) (all collectively referred to as the “Obligations”), including, without limitation, all promissory notes, direct loans or sales on credit, Customer hereby grants to McKesson Corporation for itself and as collateral agent, for the benefit of Masters, a security interest in all of Customer’s right, title and interest in and to its personal property, whether now owned or hereafter acquired, including, without limitation, all Accounts, Cash, Chattel Paper, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Health Care Insurance Receivables, Instruments, Inventory, Investment Property, Letter-of-Credit Rights and promissory notes, together with all attachments, replacements, substitutions, additions and accessions, and all Proceeds and products thereof and all books and records relating to any of the foregoing (collectively, the “Collateral”). Capitalized terms used herein that constitute Collateral shall have the meanings given to such terms under the California Uniform Commercial Code. All items of Collateral shall remain personal property and not become part of any real estate regardless of the manner of affixation. The security interest granted hereby shall be deemed to constitute a purchase money security interest in any and all Collateral (including, without limitation, all Goods, Inventory and Equipment) purchased by Customer either directly from Masters (thereby securing payment of the purchase price) or from a third party using proceeds of loans or advances made by Masters (thereby securing repayment of such loans or advances). Customer authorizes Masters to send notices to any other persons claiming a security interest in any of the Collateral. By its signature below, Customer acknowledges that McKesson Corporation shall file a UCC-1 financing statement with the applicable state agency in order to perfect the security interest granted hereby.

/s/ Suren Ajjarapu		CEO	3/1/22
AUTHORIZED SIGNATURE	Print Name	Title	Date

(By signing, I represent that I have sufficient authority to execute this application on behalf of the applicant and bind the applicant to the terms hereof)

Guaranty: The undersigned (individually or collectively, the “Guarantor”) hereby jointly and severally guarantees to Masters Drug Company, Inc. and its affiliates (collectively referred to as “Masters”) that Customer will fully and promptly perform and pay all its present and future obligations to Masters, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured, and whether originally contracted with Masters or otherwise acquired by Masters. This guaranty applies to all of Customer's obligations to Masters, even if such obligations are invalid or unenforceable against Customer for any reason and even if any security for such obligations is insufficient, invalid, unenforceable or not perfected. This guaranty is an absolute and unconditional guaranty of payment. It is a continuing guaranty and covers any future extensions of credit by Masters to Customer. This guaranty is a guaranty of payment when due and not merely of collectability after judgment or other action against Customer.

Masters may at any time, without Guarantor’s consent, without notice to Guarantor and without affecting or impairing Guarantor’s obligations under this guaranty, do any of the following: (I) renew, modify (including any increase or decrease in the rate of interest), or extend any obligations of Customer, of co-guarantors (whether hereunder or under a separate agreement) or of any other party at any time directly or contingently liable for the payment of any of Customer’s obligations; (II) enter into additional extensions of credit to Customer; (III) accept partial payments of Customer's obligations; (IV) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of Customer’s obligations and the security therefore in any manner; (V) consent to the transfer of security; or (VI) bid and purchase at any sale of security. Guarantor agrees, without Masters first having to proceed against Customer or any security held by Masters, to pay on demand (I) all sums due and to become due to Masters from Customer and (II) all losses, costs, attorney's fees or expenses which may be suffered by Masters by reason of Customer's default on its obligations or Guarantor’s default under this guaranty. Guarantor agrees to pay on demand any deficiency resulting from a sale of security held by Masters even if the sale is made without notice to Guarantor. Guarantor’s obligations under this guaranty are independent of and separate from the obligations of Customer. Upon the occurrence and during the continuance of any default by Customer, Masters can sue any Guarantor separately from Customer, whether or not Masters sues Customer in such lawsuit and whether or not Masters sues Customer in a separate lawsuit. If Masters elects to proceed with any course of action under this guaranty or against Customer, that election shall not preclude Masters from taking any other course of action. This guaranty shall not be affected by any termination or change in the relationship between Guarantor and Customer. Guarantor assumes all responsibility for keeping informed of (I) Customer's financial condition and assets, (II) all other circumstances bearing upon the risk of nonpayment of Customer's obligations to Masters and (III) the nature, scope and extent of the risks which Guarantor assumes and incurs under this guaranty. Guarantor agrees that Masters shall have no duty to advise Guarantor of information known to Masters regarding such circumstances or risks. Guarantor waives (I) notice of Masters’ acceptance of this guaranty, (II) presentment, demand, protest and notice of non-payment or protest as to any note or obligation signed, accepted, endorsed or assigned to Masters by Customer, (III) any other demands and notices required by law and (IV) all set-offs and counterclaims.

Name (Guarantor 1):  TRxADE HEALTH, Inc    Home Address: 2420 Brunello Trace    City: Lutz   State:  FL   Zip: 33558

Guarantor 1 Signature:                                                    Date:       3/1/22                  Last 4 digit SSN: XXXX
(This section must be signed by an owner/principal)

Name (Guarantor 2):                                              Home Address:                                        City:           State:        Zip:

Guarantor 2 Signature:                                                    Date:                                   Last 4 digit SSN:
(This section must be signed by an owner/principal)